UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2019

Item 1. Reports to Stockholders.

Aware Ultra-Short Duration Enhanced Income ETF
Ticker: AWTM

ANNUAL REPORT

November 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Aware Ultra-Short Duration Enhanced Income ETF

TABLE OF CONTENTS

A Message to our Shareholders	1
Performance Summary	4
Portfolio Allocations	5
Schedule of Investments	6
Statement of Assets and Liabilities	13
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Expense Example	25
Trustees and Executive Officers	26
Additional Information	29

Aware Ultra-Short Duration Enhanced Income ETF

Dear Shareholders,

2019 was a banner year for the Aware Ultra-Short Duration Enhanced Income ETF (Ticker: AWTM). Not only did the fund launch last year, but also it was a very successful year in terms of asset accumulation, performance and recognition from the ETF industry.

We launched the fund on January 29. Over the year the fund’s assets under management grew from $10 million in seed capital, the investment needed to start the fund, to more than $300 million at the end of our fiscal year, November 30.

At the time of our semi-annual report on May 31, the fund posted a net asset value (“NAV”) return of 1.54% and market return of 1.65%, compared with the 0.84% return of our benchmark, the ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Index, a measure of short-term (nearly risk free) U.S. Treasury bill securities.

Our top-notch team of portfolio managers continued their success into the second half of 2019. For the fiscal year ended November 30, AWTM produced a total NAV return of 3.22% and market return of 3.23%, compared with the 1.95% return posted by our benchmark index. Since inception through calendar year 2019, the fund posted a NAV return of 3.48% and market return of 3.50% vs. the benchmark’s 2.09%, and had roughly $350 million in assets under management.

Fiscal year relative performance was primarily driven by our overweight to spread product including both corporate and mortgage- and asset-backed spaces. Within the corporate space, we benefited from our strong security selection, especially within the bank, automotive and manufacturing industries, as these bonds rallied due to supportive idiosyncratic and industry trends. BBB-rated securities represented the highest contributor from a quality standpoint. In the mortgage- and asset-backed spaces, the management team emphasized single family rental and agency credit risk transfer securities.

These results exceeded our expectations and led to recognition from the ETF industry. Zacks Investment Research named our fund one of the most successful ETF launches of the first quarter of 2019, because of the speed with which we accumulated assets. ETF.com, one of the leading research firms covering the industry, named AWTM one of the Top ETF Launches for the year. ETF.com ranked AWTM fifth out of the more than 200 U.S.-listed ETFs launched in 2019. The year culminated with a nomination for the ETF.com Best New Active ETF Award. Last but not least, we added a new head of quantitative research to our portfolio team.

What the Market Looked Like This Year

We were lucky to launch AWTM at a time when net inflows into U.S. fixed-income ETFs exceeded net inflows into domestic equity ETFs, commodity ETFs and international equity ETFs. In 2019, total inflows into U.S.-listed ETFs rose 3% year over year to $326.3 billion, according to ETF.com. It was the second largest inflows on record, topped only by the $476.1 billion in 2017. U.S. fixed income ETFs attracted $135.4 billion compared with $130.2 billion that went into U.S. equity ETFs. The Bloomberg Barclays U.S. Aggregate Bond Index climbed 8.72% to post its best performance in 17 years.

After halting its tightening cycle in January, the Federal Open Market Committee (FOMC) began cutting its target for the federal funds rate to the current range of 1.5% to 1.75% in July. After peaking at 3.125% during the second half of 2018, the Federal Reserve’s (Fed) median dot plot (which represents the middle of the market’s views of where the fed funds rate should be at the end of a period) has dropped to 1.625%. The reduction in the fed funds rate was identified as a policy adjustment, not the beginning of an easing cycle. With the global economy slowing and market disruptors like the US-China trade war front and center, the Fed believed it was important to provide some cautionary moves to ensure the U.S. economy didn’t slide into a recession.

The Goldilocks economy of stable-yet-subdued economic growth, low unemployment and low inflation is expected to continue. U.S. economic growth looks to continue expanding this year. We believe run rate gross domestic product (GDP) growth will be below the 3.2% print in the first quarter of 2019. Year over year, U.S. GDP grew 2.1% for the period ending September 30, 2019; this reflects the tariff-driven drop in imports from China (which are subtracted from GDP). The U.S. unemployment rate continues to be around historic lows. While wage growth isn’t as strong as we would like, consumer spending remains strong. Inflation remains tame and has struggled to achieve a level greater than the 2% personal consumption expenditure core price index target the Fed has sought. Lower rates have not given inflation the boost the Fed wants.

The U.S. Treasury curve saw interest rates -- for 2-year Treasuries up through 30-year Treasuries -- drop in the second half of our fiscal year, compared with the first half of the fiscal year. Over the six-month period ended May 31, the 2-year U.S. Treasury note saw its yield plunge to 1.61% from 1.92%. The long end of the curve was driven by lower-than-desirable inflationary pressure and geopolitical events. These events include Brexit, the current trade dispute with China, and flare-ups in the Middle East. Over the same period, the 10-year U.S. Treasury note saw its yield tumble to 1.78% from 2.13%. The market seems to have accepted the FOMC’s way of thinking -- three rate reductions are all that is necessary -- as the yield curve inversion disappeared in November. The spread between 10-year and 3-month U.S. Treasuries has been a reliable harbinger of economic slowdowns. However, in the current environment, we believe

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Aware Ultra-Short Duration Enhanced Income ETF

the inversion is more reflective of the Fed’s reaction to persistently slow growth and low inflation expectations. Somewhat counter intuitively, cash bond investment grade (option adjusted) spreads tightened (from 137 basis points on May 31 to 115 basis points on November 30). Still, the demand for yield continues.

Our Forecast for the Near Future

We expect the Goldilocks economy (stable growth, low unemployment, and low inflation) to propel the credit cycle further, making us less concerned about an abrupt end to the bull market. We also feel that the recent inversion of the yield curve will not lead to a recession within the near term. Fixed-income investors are currently willing to accept lower yields to hold a longer maturity security, which has the effect of making the slope of the yield curve look more ominous than it really is. Our concern will grow as the spread between the 10-year and 3-month Treasuries (-.22) approaches the 10-year term premium, which Adrian Crump & Munch (ACM) estimates to be - .96 as of November 30. Every recession since the 1970s has seen the 10-year – 3-month spread drop below ACM’s estimate. Combining our Goldilocks view of the economy with our belief that many fixed-income investors today are overly pessimistic, we continue to like spread product over U.S. Treasuries, both in corporate and structured credit. This mean’s we are willing to push towards the higher end of our 75- to 100-basis-point target above the 3-month Treasury bill. Like the Fed, we remain data dependent. We will continue to closely monitor the geopolitical and financial environments to determine if our fund positioning remains true to our objective.

Our Goal

Aware Asset Management’s investment team navigates global markets by using in-depth research and analysis to effectively manage global risk and identify opportunities in today’s complicated market and regulatory environments. AWTM is a way to bring our expertise to a wider market of investors. The fund is an actively managed fixed-income ETF. It seeks to maximize current income, targeting a yield of 0.75% to 1.00% more than the 3-month Treasury bill, while preserving capital and maintaining a high level of daily liquidity to meet our clients’ short-term operational needs. The goal of the fund is to lower clients’ exposure to interest rate risk and market volatility using short-duration securities.

We are truly proud of our first ETF launch and feel strongly that AWTM offers a solid alternative to lower yielding cash, money market, and other ultra-short duration ETF investments.

In conclusion, we thank you for the assets you have entrusted with us. We deeply value your trust and will continue to focus our efforts on meeting your broad investment needs. For any questions regarding the Aware Ultra-Short Duration Enhanced Income ETF, please contact your financial adviser or call one of our shareholder associates at (866) 539-9530. We also encourage you to visit our website at www.awareetf.com for additional information regarding the ETF or other thought pieces behind its management.

John E. Kaprich, CFA
Investment Director, Aware Asset Management
Portfolio Manager, Aware Ultra-Short Duration Enhanced Income ETF

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is in the prospectus. A prospectus may be obtained by visiting awareetf.com. Please read the prospectus carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost.

A fund’s NAV is the sum of all its assets less any liabilities, divided by the number of shares outstanding. The market price is the most recent price at which the fund was traded.

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Aware Ultra-Short Duration Enhanced Income ETF

Index returns and sector returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and unavailable for direct investment.

For the purpose of the Fund’s yield target, yield is defined as the weighted average yield-to-maturity of the Fund’s holdings. The yield or total return obtained by Fund shareholders may be different. Yield-to-maturity is the return from a fixed income instrument assuming the instrument is held to maturity. There is no guarantee that the Fund will meet its income target. An investment in the fund involves risk, including loss of principal.

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise the value of bond prices will decline.

Shares of the Fund are distributed by Foreside Fund Services, LLC.

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Aware Ultra-Short Duration Enhanced Income ETF

Performance Summary (Unaudited)

Total Returns for the period ended November 30, 2019:	Since Inception (01/28/2019)
Aware Ultra-Short Duration Enhanced Income ETF - NAV	3.22%
Aware Ultra-Short Duration Enhanced Income ETF - Market	3.23%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.95%

This chart illustrates the performance of a hypothetical $10,000 investment made on January 28, 2019, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 539-9530.

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Aware Ultra-Short Duration Enhanced Income ETF

Portfolio Allocations at November 30, 2019 (Unaudited)

Industry/Security Type	% of Net Assets
Banks	18.6%
Asset Backed Securities	10.2
Commercial Paper	8.6
Collateralized Mortgage Obligations	7.6
Auto Manufacturers	6.5
Federal Agency Obligations	6.4
Collateralized Loan Obligations	6.1
Miscellaneous Manufacturers	5.8
Insurance	4.6
Pharmaceuticals	4.1
Semiconductors	3.0
Cash & Cash Equivalents (1)	2.8
Diversified Financial Services	2.4
Electric	2.3
Oil & Gas	1.8
Computers	1.7
Mortgage Backed Securities	1.7
Mining	1.3
United States Treasury Bills	1.0
Pipelines	0.7
Agriculture	0.7
Chemicals	0.4
Media	0.3
Forest Products & Paper	0.3
Real Estate Investment Trusts (REITs)	0.3
Internet	0.2
United States Treasury Notes	0.2
Oil & Gas Services	0.1
Trucking & Leasing	0.1
Aerospace & Defense	0.1
Software	0.1
100.0%

(1)	Represents cash, money market funds and other assets in excess of liabilities.

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Aware Ultra-Short Duration Enhanced Income ETF

Schedule of Investments at November 30, 2019

Principal Amount		Value
ASSET BACKED SECURITIES: 10.2%

	American Homes 4 Rent Trust, Series 2014-SFR2, Class A
$260,495	3.786%, 10/17/36	$274,361
	Bayview Opportunity Master Fund IVa Trust, Series 2016-SPL1, Class A
209,097	4.000%, 4/28/55	213,787
	Edsouth Indenture No. 5, LLC, Series 2014-1, Class A
135,352	2.408% (1 Month LIBOR USD + 0.700%), 2/25/39 [1]	134,420
	Home Partners of America Trust, Series 2017-1, Class A
2,718,329	2.580% (1 Month LIBOR USD + 0.817%), 7/17/34 [1]	2,718,764
	Home Partners of America Trust, Series 2018-1, Class A
2,055,350	2.663% (1 Month LIBOR USD + 0.900%), 7/17/37 [1]	2,057,273
	Home Partners of America Trust, Series 2018-1, Class C
3,302,000	3.013% (1 Month LIBOR USD + 1.250%), 7/17/37 [1]	3,288,776
	Invitation Homes Trust, Series 2017-SFR2, Class B
4,600,000	2.913% (1 Month LIBOR USD + 1.150%), 12/17/36 [1]	4,599,582
	Invitation Homes Trust, Series 2018-SFR1, Class B
250,000	2.713% (1 Month LIBOR USD + 0.950%), 3/17/37 [1]	247,492
	Invitation Homes Trust, Series 2018-SFR2, Class A
4,513,732	2.665% (1 Month LIBOR USD + 0.900%), 6/17/37 [1]	4,511,141
	Invitation Homes Trust, Series 2018-SFR3, Class A
3,752,793	2.763% (1 Month LIBOR USD + 1.000%), 7/17/37 [1]	3,759,819
	Invitation Homes Trust, Series 2018-SFR3, Class B
750,000	2.913% (1 Month LIBOR USD + 1.150%), 7/17/37 [1]	749,994
	Invitation Homes Trust, Series 2018-SFR4, Class A
575,820	2.863% (1 Month LIBOR USD + 1.100%), 1/17/38 [1]	577,837
	Invitation Homes Trust, Series 2018-SFR4, Class B
750,000	3.013% (1 Month LIBOR USD + 1.250%), 1/17/38 [1]	747,939

Principal Amount		Value
	Progress Residential Trust, Series 2019-SFR1, Class A
$500,000	3.422%, 8/17/35	$511,036
	Renew, Series 2017-1A, Class A
58,462	3.670%, 9/20/52	60,469
	SLM Student Loan Trust, Series 2005-3, Class A5
58,567	2.030% (3 Month LIBOR USD + 0.090%), 10/25/24 [1]	58,517
	SoFi Professional Loan Program, LLC, Series 2015-B, Class A1
101,189	2.758% (1 Month LIBOR USD + 1.050%), 4/25/35 [1]	101,776
	Starwood Waypoint Homes Trust, Series 2017-1, Class A
232,875	2.715% (1 Month LIBOR USD + 0.950%), 1/17/35 [1]	233,104
	Towd Point Mortgage Trust, Series 2016-1, Class A1
58,461	3.500%, 2/25/55 [1]	59,185
	Towd Point Mortgage Trust, Series 2017-3, Class A1
300,599	2.750%, 7/25/57 [1]	302,801
	Towd Point Mortgage Trust, Series 2018-1, Class A1
697,868	3.000%, 1/25/58 [1]	707,052
	Towd Point Mortgage Trust, Series 2018-3, Class A1
865,023	3.750%, 5/25/58 [1]	905,159
	Towd Point Mortgage Trust, Series 2019-HY1, Class A1
3,863,974	2.708% (1 Month LIBOR USD + 1.000%), 10/25/48 [1]	3,884,824
TOTAL ASSET BACKED SECURITIES
(Cost $30,686,280)		30,705,108

COLLATERALIZED LOAN OBLIGATIONS: 6.1%

	ALM XVIII Ltd., Series 2016-18A, Class A2R
500,000	3.651% (3 Month LIBOR USD + 1.650%), 1/15/28 [1]	498,519
	Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR
3,270,000	2.961% (3 Month LIBOR USD + 0.960%), 10/15/27 [1]	3,269,772
	BlueMountain CLO 2015-2 Ltd., Series 2015-2A, Class A1R
2,750,000	2.933% (3 Month LIBOR USD + 0.930%), 7/18/27 [1]	2,742,094

The accompanying notes are an integral part of these financial statements.

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Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Principal Amount		Value
COLLATERALIZED LOAN OBLIGATIONS: 6.1% (Continued)

	BlueMountain CLO 2016-3 Ltd., Series 2016-3A, Class BR
$250,000	3.610% (3 Month LIBOR USD + 1.700%), 11/15/30 [1]	$245,948
	Cathedral Lake CLO 2015-3 Ltd., Series 2015-3A, Class CR
1,100,000	4.751% (3 Month LIBOR USD + 2.750%), 7/16/29 [1]	1,100,550
	Crown Point CLO III Ltd., Series 2015-3A, Class A2R
2,000,000	3.451% (3 Month LIBOR USD + 1.450%), 12/31/27 [1]	1,988,808
	Octagon Investment Partners 20-R Ltd., Series 2019-4A, Class B
500,000	3.801% (3 Month LIBOR USD + 1.900%), 5/12/31 [1]	499,412
	OHA Credit Funding 3 Ltd., Series 2019-3A, Class B1
1,000,000	4.425% (3 Month LIBOR USD + 1.800%), 7/20/32 [1]	1,001,744
	Romark CLO III Ltd., Series 2019-3A, Class A1
1,005,000	3.529% (3 Month LIBOR USD + 1.370%), 7/15/32 [1]	1,000,102
	Shackleton 2017-X CLO Ltd., Series 2017-10A, Class A
2,000,000	3.296% (3 Month LIBOR USD + 1.330%), 4/20/29 [1]	1,998,002
	Tralee CLO IV Ltd., Series 2017-4A, Class B
475,000	3.616% (3 Month LIBOR USD + 1.650%), 1/20/30 [1]	464,239
	Trestles CLO II Ltd., Series 2018-2A, Class A2
351,000	3.610% (3 Month LIBOR USD + 1.670%), 7/25/31 [1]	341,171
	Voya CLO 2017-2 Ltd., Series 2017-2A, Class A2A
150,000	3.711% (3 Month LIBOR USD + 1.710%), 6/7/30 [1]	148,685
	Whitehorse XII Ltd., Series 2018-12A, Class A
3,000,000	3.251% (3 Month LIBOR USD + 1.250%), 10/15/31 [1]	2,976,181
TOTAL COLLATERALIZED LOAN OBLIGATIONS
(Cost $18,287,447)		18,275,227

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.6%

	Deephave Residential Mortgage Trust, Series 2019-2A, Class A1
$375,154	3.558%, 4/25/59 [1]	$379,901
	Fannie Mae Connecticut Avenue Securities, Series 2015-C01, Class 2M2
1,202,374	6.258% (1 Month LIBOR USD + 4.550%), 2/25/25 [1]	1,247,804
	Fannie Mae Connecticut Avenue Securities, Series 2016-C03, Class 1M1
3,908	3.708% (1 Month LIBOR USD + 2.000%), 10/25/28 [1]	3,915
	Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1
57,040	3.158% (1 Month LIBOR USD + 1.450%), 1/25/29 [1]	57,082
	Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M2
528,000	5.958% (1 Month LIBOR USD + 4.250%), 1/25/29 [1]	559,711
	Fannie Mae Connecticut Avenue Securities, Series 2017-C01, Class 1M1
475,312	3.008% (1 Month LIBOR USD + 1.300%), 7/25/29 [1]	475,985
	Fannie Mae Connecticut Avenue Securities, Series 2017-C02, Class 2M1
120,111	2.858% (1 Month LIBOR USD + 1.150%), 9/25/29 [1]	120,404
	Fannie Mae Connecticut Avenue Securities, Series 2017-C05, Class 1M1
12,800	2.258% (1 Month LIBOR USD + 0.550%), 1/25/30 [1]	12,799
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DN1, Class M3
2,802,124	5.858% (1 Month LIBOR USD + 4.150%), 1/25/25 [1]	2,923,528
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA2, Class M2
672,680	4.308% (1 Month LIBOR USD + 2.600%), 12/25/27 [1]	674,943

The accompanying notes are an integral part of these financial statements.

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Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Principal Amount		Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 7.6% (Continued)

	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class M2
$555,143	4.558% (1 Month LIBOR USD + 2.850%), 4/25/28 [1]	$561,157
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-HQ2, Class M2
114,562	3.658% (1 Month LIBOR USD + 1.950%), 5/25/25 [1]	115,504
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-HQA1, Class M2
271,660	4.358% (1 Month LIBOR USD + 2.650%), 3/25/28 [1]	272,276
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-DNA3, Class M2
979,646	3.708% (1 Month LIBOR USD + 2.000%), 12/25/28 [1]	981,763
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2016-HQA1, Class M2
474,828	4.458% (1 Month LIBOR USD + 2.750%), 9/25/28 [1]	476,296
	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M1
1,111,797	2.908% (1 Month LIBOR USD + 1.200%), 10/25/29 [1]	1,115,307
	GS Mortgage-Backed Securities Corp Trust, Series 2019-PJ3, Class A6
1,169,218	3.500%, 3/25/50 [1]	1,185,118
	JP Morgan Mortgage Trust, Series 2017-1, Class A5
401,501	3.500%, 1/25/47 [1]	407,325
	JP Morgan Mortgage Trust, Series 2019-1, Class A11
1,761,299	2.658% (1 Month LIBOR USD + 0.950%), 5/25/49 [1]	1,763,400
	JP Morgan Mortgage Trust, Series 2019-3, Class A11
1,926,253	2.658% (1 Month LIBOR USD + 0.950%), 9/25/49 [1]	1,926,198

Principal Amount		Value
	JP Morgan Mortgage Trust, Series 2019-7, Class A11
$85,187	2.608% (1 Month LIBOR USD + 0.900%), 2/25/50 [1]	$85,143
	New Residential Mortgage Loan Trust, Series 2017-5A, Class A1
420,116	3.208% (1 Month LIBOR USD + 1.500%), 6/25/57 [1]	425,448
	Sequoia Mortgage Trust, Series 2014-3, Class B1
211,384	3.940%, 10/25/44 [1]	220,243
	Towd Point HE Trust, Series 2019-HE1, Class A1
6,528,465	2.608% (1 Month LIBOR USD + 0.900%), 4/25/48 [1]	6,553,708
	WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR1, Class 2A1A
327,980	3.396% (12 Month US Treasury Average + 1.070%), 1/25/46 [1]	337,680
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $22,861,535)		22,882,638

CORPORATE BONDS: 55.4%

Aerospace & Defense: 0.1%
	L3Harris Technologies, Inc.
250,000	2.416% (3 Month LIBOR USD + 0.480%), 4/30/20 [1]	250,149
Agriculture: 0.7%
	Viterra, Inc.
2,000,000	5.950%, 8/1/20	2,046,900

Auto Manufacturers: 6.5%
	Ford Motor Credit Co., LLC
1,800,000	3.012% (3 Month LIBOR USD + 1.000%), 1/9/20 [1]	1,801,398
1,855,000	8.125%, 1/15/20	1,868,174
1,558,000	3.157%, 8/4/20	1,563,984
902,000	3.065% (3 Month LIBOR USD + 0.930%), 9/24/20 [1]	903,084
1,000,000	3.200%, 1/15/21	1,004,200
900,000	2.881% (3 Month LIBOR USD + 0.880%), 10/12/21 [1]	888,699
	General Motors Financial Co., Inc.
475,000	3.561% (3 Month LIBOR USD + 1.560%), 1/15/20 [1]	475,798
3,150,000	3.536% (3 Month LIBOR USD + 1.550%), 1/14/22 [1]	3,182,512

The accompanying notes are an integral part of these financial statements.

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Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Principal Amount		Value
CORPORATE BONDS: 55.4% (Continued)

Auto Manufacturers: 6.5% (Continued)
	Harley-Davidson Financial Services, Inc.
$820,000	2.400%, 6/15/20	$819,646
130,000	2.850%, 1/15/21	130,327
	Hyundai Capital America
531,000	2.750%, 9/18/20	533,092
288,000	3.000%, 10/30/20	289,993
	Nissan Motor Acceptance Corp.
1,000,000	2.125%, 3/3/20	1,000,062
1,050,000	2.150%, 7/13/20	1,050,242
1,440,000	2.794% (3 Month LIBOR USD + 0.690%), 9/28/22 [1]	1,437,531
	Volkswagen Group of America Finance, LLC
490,000	2.400%, 5/22/20	490,609
1,000,000	3.875%, 11/13/20	1,015,629
1,000,000	2.841% (3 Month LIBOR USD + 0.940%), 11/12/21 [1]	1,008,395
		19,463,375
Banks: 18.6%
	Barclays Bank PLC
512,000	2.544% (3 Month LIBOR USD + 0.650%), 8/7/20 [1]	513,107
1,000,000	2.650%, 1/11/21	1,006,112
	Barclays PLC
725,000	2.875%, 6/8/20	727,513
5,250,000	3.200%, 8/10/21	5,320,223
2,551,000	4.011% (3 Month LIBOR USD + 2.110%), 8/10/21 [1]	2,611,263
	Citigroup, Inc.
1,500,000	3.484% (3 Month LIBOR USD + 1.380%), 3/30/21 [1]	1,521,869
665,000	3.172% (3 Month LIBOR USD + 1.070%), 12/8/21 [1]	674,766
4,900,000	2.421% (SOFR + 0.870%), 11/4/22 [1]	4,922,594
	Credit Suisse Group Funding Guernsey Ltd.
500,000	3.125%, 12/10/20	505,072
	The Goldman Sachs Group, Inc.
1,526,000	3.680% (3 Month LIBOR USD + 1.770%), 2/25/21 [1]	1,554,007
1,634,000	3.514% (3 Month LIBOR USD + 1.600%), 11/29/23 [1]	1,691,400
	HSBC Bank USA N.A.
500,000	4.875%, 8/24/20	510,092

Principal Amount		Value
Banks: 18.6% (Continued)
	HSBC Holdings PLC
$1,750,000	2.504% (3 Month LIBOR USD + 0.600%), 5/18/21 [1]	$1,752,294
2,075,000	3.570% (3 Month LIBOR USD + 1.660%), 5/25/21 [1]	2,113,480
	JPMorgan Chase & Co.
3,791,000	5.300% (3 Month LIBOR USD + 3.800%), 5/1/20 [1,2,3]	3,842,956
1,000,000	3.202% (3 Month LIBOR USD + 1.100%), 6/7/21 [1]	1,011,694
2,800,000	4.625% (3 Month LIBOR USD + 2.580%), 11/1/22 [1,2,3]	2,826,544
	Lloyds Bank PLC
500,000	6.500%, 9/14/20	516,037
	Lloyds Banking Group PLC
1,335,000	2.959% (3 Month LIBOR USD + 0.800%), 6/21/21 [1]	1,343,560
600,000	3.100%, 7/6/21	609,406
	Mitsubishi UFJ Financial Group, Inc.
1,425,000	3.187% (3 Month LIBOR USD + 1.060%), 9/13/21 [1]	1,441,953
	Mizuho Financial Group, Inc.
215,000	2.632%, 4/12/21	216,462
642,000	2.632%, 4/12/21	646,365
3,000,000	3.267% (3 Month LIBOR USD + 1.140%), 9/13/21 [1]	3,037,041
2,774,000	2.854% (3 Month LIBOR USD + 0.940%), 2/28/22 [1]	2,800,081
1,710,000	3.018% (3 Month LIBOR USD + 0.880%), 9/11/22 [1]	1,724,072
	NatWest Markets PLC
840,000	6.125%, 1/11/21	874,707
	Sumitomo Mitsui Financial Group, Inc.
2,582,000	3.106% (3 Month LIBOR USD + 1.140%), 10/19/21 [1]	2,617,452
	UBS Group AG
450,000	3.575% (3 Month LIBOR USD + 1.440%), 9/24/20 [1]	454,907
1,000,000	3.000%, 4/15/21	1,013,395
740,000	3.130% (3 Month LIBOR USD + 1.220%), 5/23/23 [1]	750,106
	Wells Fargo & Co.
3,000,000	3.157% (3 Month LIBOR USD + 1.230%), 10/31/23 [1]	3,052,906
	Wells Fargo Bank N.A.
600,000	3.325% (3 Month LIBOR USD + 0.490%), 7/23/21 [1,2]	604,924
1,150,000	2.082% (3 Month LIBOR USD + 0.650%), 9/9/22 [1,2]	1,149,079
		55,957,439

The accompanying notes are an integral part of these financial statements.

9

Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Principal Amount		Value
CORPORATE BONDS: 55.4% (Continued)

Chemicals: 0.4%
	Celanese US Holdings, LLC
$400,000	5.875%, 6/15/21	$420,803
	LyondellBasell Industries NV
500,000	6.000%, 11/15/21	531,515
	Monsanto Co.
204,000	2.750%, 7/15/21	203,922
		1,156,240
Computers: 1.7%
	Dell International LLC / EMC Corp.
5,000,000	4.420%, 6/15/21	5,149,678

Diversified Financial Services: 2.4%
	Ally Financial, Inc.
1,000,000	4.250%, 4/15/21	1,029,100
	GE Capital International Funding Co. Unlimited Co.
5,500,000	2.342%, 11/15/20	5,495,501
	Mitsubishi UFJ Lease & Finance Co. Ltd.
360,000	2.500%, 3/9/20	360,598
500,000	2.250%, 9/7/21	498,949
		7,384,148
Electric: 2.3%
	Edison International
1,979,000	2.125%, 4/15/20	1,977,624
5,000,000	2.400%, 9/15/22	4,954,841
		6,932,465
Forest Products & Paper: 0.3%
	Georgia-Pacific, LLC
750,000	5.400%, 11/1/20	772,324

Insurance: 4.6%
	AEGON Funding Co., LLC
2,000,000	5.750%, 12/15/20	2,076,897
	MetLife, Inc.
7,571,000	5.250% (3 Month LIBOR USD + 3.575%), 6/15/20 [1,2,3]	7,689,297
	Metropolitan Life Global Funding I
300,000	2.110% (SOFR + 0.570%), 9/7/20 [1]	300,686
	Protective Life Global Funding
3,230,000	2.700%, 11/25/20	3,254,609
463,000	3.397%, 6/28/21	472,604
		13,794,093

Principal Amount		Value
Internet: 0.2%
	Alibaba Group Holding Ltd.
$570,000	3.125%, 11/28/21	$581,096

Media: 0.3%
	Discovery Communications, LLC
850,000	2.800%, 6/15/20	853,007

Mining: 1.3%
	Glencore Finance Canada Ltd.
800,000	4.950%, 11/15/21	837,865
	Glencore Funding, LLC
3,195,000	2.875%, 4/16/20	3,202,779
		4,040,644
Miscellaneous Manufacturers: 5.8%
	General Electric Co.
400,000	2.100%, 12/11/19	399,992
325,000	5.500%, 1/8/20	325,989
2,000,000	2.200%, 1/9/20	1,999,821
2,084,000	2.514% (3 Month LIBOR USD + 0.410%), 3/28/20 [1]	2,080,290
4,774,000	4.625%, 1/7/21	4,901,461
3,000,000	5.000% (3 Month LIBOR USD + 3.330%), 1/21/21 [1,2,3]	2,939,190
3,424,000	5.300%, 2/11/21	3,540,662
1,050,000	4.650%, 10/17/21	1,097,487
		17,284,892
Oil & Gas: 1.8%
	Occidental Petroleum Corp.
5,000,000	3.360% (3 Month LIBOR USD + 1.450%), 8/15/22 [1]	5,030,352
	Phillips 66
250,000	2.751% (3 Month LIBOR USD + 0.750%), 4/15/20 [1]	250,088
		5,280,440
Oil & Gas Services: 0.1%
	Schlumberger Oilfield UK PLC
450,000	4.200%, 1/15/21	457,572

Pharmaceuticals: 4.1%
	AbbVie, Inc.
7,270,000	2.300%, 11/21/22	7,287,495
	Allergan Sales, LLC
1,000,000	4.875%, 2/15/21	1,024,597

The accompanying notes are an integral part of these financial statements.

10

Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Principal Amount		Value
CORPORATE BONDS: 55.4% (Continued)

Pharmaceuticals: 4.1% (Continued)
	Bayer US Finance II, LLC
$1,000,000	3.500%, 6/25/21	$1,016,752
2,029,000	2.750%, 7/15/21	2,038,434
950,000	2.200%, 7/15/22	941,058
		12,308,336
Pipelines: 0.7%
	Sabine Pass Liquefaction, LLC
1,300,000	6.250%, 3/15/22	1,396,841
	Spectra Energy Partners L.P.
725,000	2.827% (3 Month LIBOR USD + 0.700%), 6/5/20 [1]	726,629
		2,123,470
Real Estate Investment Trusts (REITs): 0.3%
	Service Properties Trust
757,000	4.250%, 2/15/21	767,901

Semiconductors: 3.0%
	Broadcom Corp. / Broadcom Cayman Finance Ltd.
4,000,000	2.200%, 1/15/21	3,995,432
5,000,000	3.000%, 1/15/22	5,058,472
		9,053,904
Software: 0.1%
	VMware, Inc.
230,000	2.300%, 8/21/20	230,302

Trucking & Leasing: 0.1%
	Penske Truck Leasing Co. LP / PTL Finance Corp.
230,000	3.050%, 1/9/20	230,189
200,000	3.200%, 7/15/20	201,044
		431,233
TOTAL CORPORATE BONDS
(Cost $165,640,763)		166,319,608

FEDERAL AGENCY OBLIGATIONS: 6.4%
	Federal Farm Credit Banks Funding Corp.
5,000,000	1.790% (FCPR DLY + -2.960%), 10/29/21 [1]	4,997,135
5,000,000	1.920%, 4/21/22	4,998,031
4,000,000	1.950%, 7/15/22	3,989,881
		13,985,047

Principal Amount		Value
FEDERAL AGENCY OBLIGATIONS: 6.4% (Continued)
	Federal Home Loan Banks
$400,000	2.050%, 3/12/21	$400,003
5,000,000	2.050%, 9/23/21	5,005,429
		5,405,432
TOTAL FEDERAL AGENCY OBLIGATIONS
(Cost $19,400,000)		19,390,479

MORTGAGE BACKED SECURITIES: 1.7%
	Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class B
795,000	3.265% (1 Month LIBOR USD + 1.500%), 12/15/36 [1]	794,616
	Atrium Hotel Portfolio Trust, Series 2018-ATRM, Class B
100,000	3.195% (1 Month LIBOR USD + 1.430%), 6/15/35 [1]	100,156
	NYT Mortgage Trust, Series 2019-NYT, Class B
700,000	3.165% (1 Month LIBOR USD + 1.400%), 11/15/35 [1]	702,770
	CHT Mortgage Trust, Series 2017-CSMO, Class B
200,000	3.165% (1 Month LIBOR USD + 1.400%), 11/15/36 [1]	200,409
	Madison Avenue Trust, Series 2013-650M, Class A
3,000,000	3.843%, 10/12/32	3,021,231
	Monarch Beach Resort Trust, Series 2018-MBR, Class C
273,000	3.195% (1 Month LIBOR USD + 1.430%), 7/15/35 [1]	273,436
TOTAL MORTGAGE BACKED SECURITIES
(Cost $5,096,728)		5,092,618

UNITED STATES TREASURY OBLIGATIONS: 1.2%

United States Treasury Bills: 1.0%
3,000,000	1.533%, 12/3/19 [4,5]	2,999,868

United States Treasury Notes: 0.2%
500,000	3.625%, 2/15/20	501,846

TOTAL UNITED STATES TREASURY OBLIGATIONS
(Cost $3,501,319)		3,501,714

The accompanying notes are an integral part of these financial statements.

11

Aware Ultra-Short Duration Enhanced Income ETF

SCHEDULE OF INVESTMENTS at November 30, 2019 (Continued)

Principal Amount		Value
SHORT-TERM INVESTMENTS: 9.3%

COMMERCIAL PAPER: 8.6%

Chemicals: 1.1%
	EI du Pont de Nemours & Co.
$3,270,000	1.850%, 12/2/19 [4,5]	$3,269,511

Food: 1.7%
	Campbell Soup Co.
5,000,000	2.204%, 12/9/19 [4,5]	4,997,382

Pipelines: 0.5%
	ONEOK, Inc.
1,600,000	1.851%, 12/4/19 [4,5]	1,599,559

Semiconductors: 2.6%
	Broadcom, Inc.
8,000,000	1.901%, 12/5/19 [4,5]	7,996,499

Telecommunications: 2.7%
	Verizon Communications, Inc.
8,000,000	1.820%, 12/2/19 [4,5]	7,998,830
TOTAL COMMERCIAL PAPER
(Cost $25,865,103)		25,861,781

Shares		Value
MONEY MARKET FUNDS: 0.7%
2,136,479	First American Treasury Obligations Fund, Class X, 1.586% [6]	$2,136,479
TOTAL MONEY MARKET FUNDS
(Cost $2,136,479)		2,136,479

TOTAL SHORT-TERM INVESTMENTS
(Cost $28,001,582)		27,998,260
TOTAL INVESTMENTS IN SECURITIES: 97.9%
(Cost $293,475,654)		294,165,652
Other Assets in Excess of Liabilities: 2.1%		6,255,621
TOTAL NET ASSETS: 100.0%		$300,421,273

DLY - Daily

FCPR - Federal Reserve Bank Prime Loan Rate U.S.

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

USD - United States Dollar

[1]	Variable rate security; rate shown is the rate in effect on November 30, 2019. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[2]	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on November 30, 2019. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
[3]	Perpetual call date security. Date shown is next call date.
[4]	Rate represents the annualized effective yield maturity from the purchase price.
[5]	Zero coupon security.
[6]	The rate quoted is the annualized seven-day effective yield as of November 30, 2019.

The accompanying notes are an integral part of these financial statements.

12

Aware Ultra-Short Duration Enhanced Income ETF

Statement of Assets and Liabilities November 30, 2019

ASSETS
Investments in securities, at value (Cost $293,475,654) (Note 2)	$294,165,652
Receivables:
Investment securities sold	4,886,695
Interest receivable	1,625,588
Total assets	300,677,935

LIABILITIES
Payables:
Due to custodian	200,387
Management fees (Note 3)	56,275
Total liabilities	256,662
NET ASSETS	$300,421,273

COMPONENTS OF NET ASSETS
Paid-in capital	$299,548,169
Total distributable earnings	873,104
Net assets	$300,421,273

Net Asset Value (unlimited shares authorized):
Net assets	$300,421,273
Shares of beneficial interest issued and outstanding	5,950,000
Net asset value	$50.49

The accompanying notes are an integral part of these financial statements.

13

Aware Ultra-Short Duration Enhanced Income ETF

Statement of Operations For the Period Ended November 30, 2019 (1)

INVESTMENT INCOME
Interest	$3,351,650
Total investment income	3,351,650

EXPENSES
Management fees (Note 3)	259,159
Total expenses	259,159
Net investment income	3,092,491

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	53,978
Change in net unrealized appreciation/depreciation on investments	689,998
Net realized and unrealized gain on investments	743,976
Net increase in net assets resulting from operations	$3,836,467

(1)	The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019. The information presented is from January 28, 2019 to November 30, 2019.

The accompanying notes are an integral part of these financial statements.

14

Aware Ultra-Short Duration Enhanced Income ETF

Statement of Changes in Net Assets

Period Ended November 30, 2019 (1)
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$3,092,491
Net realized gain on investments	53,978
Change in net unrealized appreciation/depreciation on investments	689,998
Net increase in net assets resulting from operations	3,836,467

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(2,963,363)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (2)	299,548,169
Total increase in net assets	300,421,273

NET ASSETS
Beginning of period	—
End of period	$300,421,273

(2)	Summary of share transactions is as follows:

	Period Ended November 30, 2019 (1)
	Shares	Value
Shares sold (3)	6,475,000	$325,969,686
Shares redeemed (4)	(525,000)	(26,421,517)
Net increase	5,950,000	$299,548,169

(1)	The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019. The information presented is from January 28, 2019 to November 30, 2019.

(3)	Net variable fees of $130,336.

(4)	Net variable fees of $10,573.

The accompanying notes are an integral part of these financial statements.

15

Aware Ultra-Short Duration Enhanced Income ETF

Financial Highlights For a capital share outstanding throughout the period

	Period Ended November 30, 2019 (1)
Net asset value, beginning of period	$50.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (2)	1.16
Net realized and unrealized gain on investments	0.43
Total from investment operations	1.59

LESS DISTRIBUTIONS:
From net investment income	(1.10)
Total distributions	(1.10)

Net asset value, end of period	$50.49
Total return	3.22	%(3)

RATIOS / SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$300.4
Portfolio turnover rate	49	%(3)
Ratio of expenses to average net assets	0.23	%(4)
Ratio of net investment income to average net assets	2.74	%(4)

(1)	The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019. The information presented is from January 28, 2019 to November 30, 2019.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

16

Aware Ultra-Short Duration Enhanced Income ETF

Notes to Financial Statements November 30, 2019

NOTE 1 – ORGANIZATION

The Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”) is a diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”), which was organized as a Delaware statutory trust on June 4, 2018 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on January 28, 2019 and listed on the exchange on January 29, 2019.

The Fund’s investment objective is to seek to maximize current income targeting a yield of 0.75% to 1.00% over the yield of the most recently issued 3-month U.S. Treasury bill while maintaining a portfolio consistent with the preservation of capital and daily liquidity designed to meet the requirements of the relevant standard-setting and regulatory support organization applicable to U.S. insurance companies for treatment equivalent to that of investment grade securities held by a U.S. insurance company, while striving to achieve the status denoting the highest available credit quality category for such investments held by U.S. insurance companies.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

If the value for a security cannot be determined, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

17

Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2019:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$30,705,108	$—	$30,705,108
Collateralized Loan Obligations	—	18,275,227	—	18,275,227
Collateralized Mortgage Obligations	—	22,882,638	—	22,882,638
Corporate Bonds (1)	—	166,319,608	—	166,319,608
Federal Agency Obligations	—	19,390,479	—	19,390,479
Mortgage Backed Securities	—	5,092,618	—	5,092,618
United States Treasury Obligations	—	3,501,714	—	3,501,714
Commercial Paper	—	25,861,781	—	25,861,781
Money Market Funds	2,136,479	—	—	2,136,479
Total Investments in Securities	$2,136,479	$292,029,173	$—	$294,165,652

(1)	See Schedule of Investments for the industry breakout.

B.

Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

As of November 30, 2019, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.

Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income for the Fund are declared and paid on a monthly basis. Distributions to shareholders from net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

18

Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.	Debt Securities Risk. The Fund invests in debt securities, such as bonds and certain asset-backed securities, that involve certain risks, including:

●

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

●

Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

●	Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.

I.

Agency Debt. The Fund invests in unsecured bonds or debentures issued by U.S. government agencies, including the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), and government-sponsored entities, including, the Government National Mortgage Administration (“GinnieMae”). Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Fannie Mae and Freddie Mac, are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. As a result, there is uncertainty as to the current status of many obligations of Fannie Mae, Freddie Mac and other agencies that are placed under conservatorship of the federal government. By contrast, Ginnie Mae securities are generally backed by the full faith and credit of the U.S. government.

J.

Asset-Backed Securities. The Fund may invest in asset-backed securities. The price paid by the Fund for asset-backed securities, the yield the Fund expects to receive from such securities, and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

K.

Commercial Paper. The value of the Fund’s investments in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.

L.    Exchange Traded Fund (“ETF”) Risks.

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the

19

Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

●

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

●

Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares.

M.

Floating or Variable Rate Securities. The Fund may invest in floating or variable rate securities. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

N.

Foreign Securities Risks. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

O.

Mortgage Backed Securities (“MBS”). The Fund invests in MBS issued or guaranteed by the U.S. government. Such securities are subject to credit, interest rate, prepayment, and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain MBS.

P.

Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

Q.

Credit Risk. The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

R.

U.S. Government Obligations Risk. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

20

Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

S.

Foreign Currency and Foreign Currency Translation. The prices for foreign securities are reported in local currency. Tidal ETF Services LLC (the “Administrator”) converts these prices to U.S. dollars using currency exchange rates. Pursuant to contracts with the Trust’s Administrator, exchange rates are provided daily by Independent Pricing Agents. Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate pricing service.

T.

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended November 30, 2019, no adjustments were made.

U.

Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Fund has chosen to early adopt the eliminated or modified disclosures.

V.

Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (“Toroso” and/or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration the Fund.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee based on the average daily net assets of the Fund at the annualized rate of 0.23%. Out of the unitary management fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser (collectively, “Excluded Expenses”). The unitary fees incurred are paid monthly to the Adviser.

Aware Asset Management, Inc. (the “Sub-Adviser”) serves as sub-adviser to the Fund pursuant to the sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for execution of the Sub-Adviser’s strategy of the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio. Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities it provides based on the average daily net assets of the Fund at the annualized rate of 0.21%. The sub-advisory fees incurred are paid monthly to the Sub-Adviser. The Sub-Adviser is a wholly-owned subsidiary of Aware Integrated, Inc., a nonprofit corporation.

Under the Sub-Advisory Agreement, the Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund except for the sub-advisory fee payable to the Sub-Adviser and Excluded Expenses. Such expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by the Administrator, which is an affiliate of the Adviser.

The Administrator, in its capacity, performs various administrative and management services for the Fund. The Administrator coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

21

Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub- administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and trustees of the Trust are affiliated with the Adviser, Sub-Adviser and Fund Services. None of the affiliated trustees or the Trust’s officers receive compensation from the Fund.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2019, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments and U.S. government securities were $281,759,827 and $52,304,373, respectively.

For the period ended November 30, 2019, the cost of purchases and proceeds from the sales or maturities of long-term U.S. Government securities were $19,400,000 and $0, respectively.

NOTE 5 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended November 30, 2019, was as follows:

Distributions paid from:	November 30, 2019
Ordinary income	$2,963,363
Long-term capital gains (1)	—

(1)	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3)

As of November 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (2)	$293,480,759
Gross tax unrealized appreciation	792,174
Gross tax unrealized depreciation	(107,281)
Net tax unrealized appreciation	684,893
Undistributed ordinary income	194,875
Undistributed long-term capital gain	—
Total distributable earnings	194,875
Other accumulated loss	(6,664)
Total accumulated gain	$873,104

(2)	The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of November 30, 2019, the Fund had no late year losses. As of November 30, 2019, there were short-term Capital Loss Carryovers of $6,664 for the Fund.

22

Aware Ultra-Short Duration Enhanced Income ETF

NOTES TO FINANCIAL STATEMENTS November 30, 2019 (Continued)

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the period ended November 30, 2019, are as follows:

Maximum available credit	$10,000,000
Largest amount outstanding on an individual day	3,691,000
Average daily loan outstanding (1 Day)	3,691,000
Credit facility outstanding as of November 30, 2019	—
Average interest rate	5.00%

Interest expense incurred for the period ended November 30, 2019 was $513. The Sub-Adviser paid the interest expense pursuant to the Sub-Advisory Agreement and is included in the unitary management fee.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

23

Aware Ultra-Short Duration Enhanced Income ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Aware Ultra-Short Duration Enhanced Income ETF and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aware Ultra-Short Duration Enhanced Income ETF (the “Fund”), a series of Tidal ETF Trust (the “Trust”), including the schedule of investments, as of November 30, 2019, the related statement of operations, statement of changes in net assets, and the financial highlights for the period January 28, 2019 (commencement of operations) to November 30, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period January 28, 2019 to November 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the SEC and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 24, 2020

24

Aware Ultra-Short Duration Enhanced Income ETF

Expense Example For the Period Ended November 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2019 to November 30, 2019.

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2019	Ending Account Value November 30, 2019	Expenses Paid During the Period (1)
Actual	$1,000.00	$1,016.60	$1.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.92	$1.17

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.23% multiplied by the average account value over the period multiplied by 183/365 to reflect the most recent six-month period.

25

Aware Ultra-Short Duration Enhanced Income ETF

Trustees and Executive Officers (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018); Head of Global Distribution Services, Foreside Financial Group, LLC (broker-dealer) (2016); Managing Director, Head of Global Distribution Services, Beacon Hill Fund Services (broker-dealer) (2015-2016); Vice President, Head of International Sales & Business Development, Charles Schwab & Company (asset management firm) (2014-2015).	5	None
Dusko Culafic c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012-2018).	5	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Senior Strategic & Financial Advisor, Credijusto and Acrecent (financial technology companies) (since 2017); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016-2017); Managing Director: Origination & Structuring, Securitization Group, BMO Capital Markets (2006-2015).	5	None

26

Aware Ultra-Short Duration Enhanced Income ETF

Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013-2018) and Direxion Advisors, LLC (2017-2018); Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC (1997-2013).	5

Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (31 series)

(since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust

(2014-2018).

Ian C. Carroll, CFA (3) c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1970	Trustee	Indefinite term; since 2018	Head of Corporate Research, Aware Asset Management, Inc. (since 2018); Principal Corporate Credit Research Analyst, Blue Cross and Blue Shield of Minnesota (insurance company) (since 2017); Credit Research Analyst, California Public Employees’ Retirement System (2013-2017).	5	None
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable

27

Aware Ultra-Short Duration Enhanced Income ETF

Trustees and Executive Officers (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bridget P. Garcia, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, PA 19087 Born: 1985	Chief Compliance Officer	Indefinite term; since 2018

Compliance Manager, Cipperman Compliance Services, LLC (since 2017); Senior Associate, Central Compliance - Risk Management Group (2016-2017), Client Services Associate (2014-2016), Corporate Operations Group - Business Services Admin

(2010-2014), Macquarie Group (global financial services firm).

				Not Applicable	Not Applicable
Aaron J. Perkovich c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1973	Assistant Treasurer	Indefinite term; since 2018	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)

Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

(3)	Mr. Carroll is considered an “interested person” of the Trust due to his position as Head of Corporate Research of Aware Asset Management, Inc., a sub-adviser to a series of the Trust.

28

Aware Ultra-Short Duration Enhanced Income ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended November 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the period ended November 30, 2019 was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2019 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended November 30, 2019 was 0.00%.

Information about Proxy Voting (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (866) 539-9530 or by accessing the Fund’s website at www.awareetf.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available upon request without charge by calling (866) 539-9530 or by accessing the SEC’s website at www.sec.gov.

Information about the Portfolio Holdings (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q (through the quarter ended February 29, 2020) or Part F of Form N-PORT (beginning with filings thereafter). The Fund’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q or Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on the Fund’s website daily at www.awareetf.com.

Frequency Distribution of Premiums and Discounts (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at www.awareetf.com/documents.php.

Information about the Fund’s Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 539-9530. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.awareetf.com.

29

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
Aware Asset Management, Inc.
3535 Blue Cross Road
Eagan, Minnesota 55122

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th
Philadelphia, PA 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Aware Ultra-Short Duration Enhanced Income ETF
Symbol – AWTM
CUSIP – 886364108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2019	FYE 11/30/2018
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2019	FYE 11/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	02/10/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	02/10/20

By (Signature and Title)*	/s/ Daniel Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	02/10/20

*	Print the name and title of each signing officer under his or her signature.